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                                                                    EXHIBIT 10.1


                               PURCHASE AGREEMENT


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                                TABLE OF CONTENTS

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SECTION                                    TITLE                                          PAGE
1.      RECITALS............................................................................1

2.      ASSETS..............................................................................1

3.      ASSUMPTION OF LIABILITIES...........................................................1

4.      PURCHASE PRICE......................................................................1

        (a)     CASH PRICE..................................................................2

        (b)     ALLOCATION OF PRICE.........................................................2

5.      EFFECTIVE DATE......................................................................2

6.      AGREEMENT AND CASHLESS EXERCISE.....................................................2

        (a)     VOTING AGREEMENT............................................................2

        (b)     CASHLESS EXERCISE...........................................................2

7.      CLOSING.............................................................................2

        (a)     CERTIFICATES................................................................2

        (b)     BUYER'S LEGAL OPINION.......................................................2

        (c)     SELLER'S LEGAL OPINION......................................................2

        (d)     FAIRNESS DETERMINATION......................................................2

        (e)     BILL OF SALE AND ASSIGNMENT.................................................2

        (f)     LIST OF SPECIFIC LIABILITIES................................................2

        (g)     ASSUMPTION OF LIABILITIES...................................................3

        (h)     PAYMENT.....................................................................3

        (i)     VOTING AGREEMENT............................................................3

        (j)     RELEASE AND SETTLEMENT AGREEMENT............................................3

        (k)     RECORDS.....................................................................3

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
        (l)     ASSIGNMENTS OF CONTRACTS....................................................3

        (m)     INSURANCE POLICIES..........................................................3

        (n)     OTHER ACTS..................................................................3

        (o)     RESIGNATION OF HURST........................................................3

8.      REPRESENTATIONS AND WARRANTIES BY SELLER............................................3

        (a)     CORPORATE STATUS............................................................3

        (b)     CORPORATE ACTIONS...........................................................3

9.      REPRESENTATIONS AND WARRANTIES BY SELLER, VAN HORN AND MUSICK.......................4

        (a)     FINANCIAL STATEMENTS........................................................4

        (b)     ACCOUNTS RECEIVABLE AND LIABILITIES.........................................4

        (c)     INVENTORY...................................................................4

        (d)     ASSETS......................................................................4

        (e)     SPECIFIC LIABILITIES........................................................4

        (f)     ABSENCE OF CHANGE...........................................................4

        (g)     ABSENCE OF LIENS............................................................5

        (h)     MATERIAL AGREEMENTS.........................................................5

        (i)     LITIGATION..................................................................5

        (j)     INSURANCE...................................................................5

        (k)     EMPLOYEES...................................................................5

        (l)     TAXES.......................................................................5

        (m)     COMPLETE DISCLOSURE.........................................................6

10.     REPRESENTATIONS AND WARRANTIES BY THE BUYER AND HURST...............................6

        (a)     CORPORATE STATUS............................................................6

        (b)     CORPORATE ACTIONS...........................................................6

        (c)     NO CONFLICTING AGREEMENTS...................................................6

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
        (d)     LITIGATION..................................................................6

        (e)     COMPLETE DISCLOSURE.........................................................6

11.     INDEMNIFICATION.....................................................................6

        (a)     INDEMNIFICATION FOR CLAIMS..................................................6

        (b)     PROCEDURES..................................................................6

        (c)     LIMITATION ON INDEMNIFICATION...............................................7

12.     LEASE...............................................................................8

13.     CONDITIONS TO CLOSING...............................................................8

        (a)     SELLER'S CONDITIONS..........................................................8

                (i)     COMPLIANCE WITH AGREEMENT...........................................8

                (ii)    CORPORATE ACTION....................................................8

                (iii)   LEGAL OPINION.......................................................8

        (b)     BUYER'S CONDITIONS..........................................................8

                (i)     COMPLIANCE WITH AGREEMENT...........................................8

                (ii)    NO LEGAL ACTION.....................................................8

                (iii)   LEGAL OPINION.......................................................8

                (iv)    CASHLESS EXERCISE...................................................8

14.     TERMINATION.........................................................................8

        (a)     RIGHT TO TERMINATE..........................................................9

        (b)     RIGHTS ON TERMINATION.......................................................9

15.     FINDER'S FEES.......................................................................9

16.     ASSIGNMENTS AND ASSUMPTIONS.........................................................9

17.     MISCELLANEOUS.......................................................................9

        (a)     SURVIVAL OF AGREEMENT.......................................................9

        (b)     NOTICES.....................................................................9

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
        (c)     SUCCESSORS AND ASSIGNS.....................................................10

        (d)     MERGER.....................................................................10

        (e)     GOVERNING LAW..............................................................10

        (f)     MODIFICATION OR SEVERANCE..................................................10

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         AGREEMENT FOR PURCHASE OF ASSETS AND ASSUMPTION OF LIABILITIES

        Vitro Diagnostics, Inc., a Nevada corporation (the "Seller"), Erik D. Van Horn ("Van Horn") and James R. Musick ("Musick") agree with AspenBio, Inc., a Colorado corporation (the "Buyer") and Roger D. Hurst ("Hurst") as follows in consideration of the mutual covenants and agreements contained herein this _______ day of ____________, 2000.

        1. RECITALS. One division of the operating business of the Seller as it now exists and as it is intended to continue under the ownership of the Buyer is sometimes referred to as the "Antigen Division." The Seller will sell to the Buyer, subject to the terms and conditions of this Agreement, all of the assets associated with the Antigen Division except for certain excluded assets which are described in Exhibit A attached hereto ("Excluded Assets)". The Buyer will buy all the assets in consideration of a purchase price as set forth below and in further consideration of the assumption of all of the liabilities associated with the Antigen Division except for certain Excluded Liabilities. Hurst joins in this Agreement as the shareholder of the Buyer.

        2. ASSETS. The Buyer agrees to buy, and the Seller agrees to sell, subject to the terms and conditions hereof, all of the assets of the Antigen Division including but not limited to those described in Exhibit B attached hereto but specifically excluding the Excluded Assets (Exhibit A and Exhibit B together the "Assets"). In addition to the Assets shown on Exhibit B, the Assets also include all off-book assets which are used or useable in the Seller's Antigen Division, including all previously expensed supplies, written-off inventory, records, trade goodwill, proprietary information, and other intangible assets owned and used by the Seller in the conduct of the Antigen Division, as well as all assets of the Antigen Division arising in the ordinary course of its business from and after the date of the schedule set forth on Exhibit B.

        3. ASSUMPTION OF LIABILITIES. As partial consideration for the purchase of the Assets, the Buyer agrees to assume all of the liabilities associated with the Antigen Division, including those which arise in the ordinary course of the Seller's business between July 31, 2000 and the Closing Date subject to the limitations contained in paragraph 9(e), except for those Excluded Liabilities set forth on Exhibit C (the "Excluded Liabilities"). All of such liabilities except the Excluded Liabilities are hereinafter referred to as the "Assumed Liabilities." The Buyer agrees to pay the Assumed Liabilities as they become due unless Buyer in good faith contests such liabilities with the third party creditor, in which case Buyer agrees to indemnify the Seller for the Seller's costs reasonably and actually incurred as a result of such contest with the third party creditor. Without limitation Buyer and Hurst agree to pay certain specific liabilities set forth on Exhibit D (the "Specific Liabilities") as they become due and (2) if the Specific Liabilities are not sooner satisfied, within ninety (90) days to pay the remaining Specific Liabilities or to cause the removal of Seller as the obligor of the Specific Liabilities and the removal or satisfaction of any lien upon Seller's assets as a result of the Specific Liabilities.

        4. PURCHASE PRICE. As further consideration for the purchase of the Assets, including without limitation of Buyer's Specific Liabilities the Buyer will pay to the Seller the sum of $700,000. Buyer agrees to pay any sales taxes resulting from this transaction. The purchase price will be paid as follows:

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                (a)     CASH PRICE. The sum of $700,000 in cash or certified
funds, $250,000 of which shall be delivered in cash or certified funds by the Buyer at Closing, and the rest by a promissory note in the principal amount of $450,000, at 8% interest with principal and interest payable by September 7, 2000, which note shall be personally guaranteed by Hurst.

                (b) ALLOCATION OF PRICE. All consideration will be allocated among the Assets and the other obligations of Seller as shown on Exhibit B.

        5. EFFECTIVE DATE. The closing will be deemed to be effective as of the close of Seller's business on July 31, 2000.

        6.      AGREEMENT AND CASHLESS EXERCISE.

                (a) VOTING AGREEMENT. Hurst agrees to subject 400,000 of his shares in Seller to a Voting Agreement in the form attached hereto as Exhibit E.

                (b) CASHLESS EXERCISE. Seller agrees to amend the Stock Option Plan and to permit employees of Sellers who have options to exercise such options through a cashless exercise provided that such employees agree to execute the Voting Agreement and a release in form and substance reasonably acceptable to Seller.

        7. CLOSING. The closing of all transactions provided for herein will occur at the offices of legal counsel for the Buyer on August 7, 2000. All actions to be taken at closing will be considered to be taken simultaneously, and no document, agreement, or instrument will be considered to be delivered until all items which are to be delivered at the closing have been delivered. At the closing, the following actions will occur:

                (a) CERTIFICATES. The Buyer and the Seller each will execute a certificate stating that all representations and warranties made by them respectively in this Agreement continue to be true at the time of closing.

                (b) BUYER'S LEGAL OPINION. The Buyer will deliver to the Seller an opinion of Buyer's legal counsel, in the form attached hereto as Exhibit F.

                (c) SELLER'S LEGAL OPINION. The Seller will deliver to the Buyer an opinion of Seller's legal counsel, in the form attached hereto as Exhibit G.

                (d) FAIRNESS DETERMINATION. Certain stockholders will execute a Fairness Determination in the form of Exhibit H.

                (e) BILL OF SALE AND ASSIGNMENT. The Seller will execute and deliver to the Buyer a bill of sale and assignments, in the form of Exhibits I, J, and K attached hereto, conveying merchantable title to all of the Assets, free and clear of all liens, except as permitted by paragraph 9(e).

                (f) LIST OF SPECIFIC LIABILITIES. The Seller will deliver to the Buyer a list of all Specific Liabilities as of the Closing, which list will be consistent with the representations and warranties of Seller herein.

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                (g)     ASSUMPTION OF LIABILITIES. The Seller and the Buyer will
execute and deliver to one another an assignment and assumption of all Assumed Liabilities with respect to all of the Assumed Liabilities in the form of Exhibit L attached hereto.

                (h) PAYMENT. Buyer will pay the purchase price provided for herein by delivering the sum of $250,000 in cash or certified funds and a promissory note in the principal amount of $450,000 in the form attached hereto as Exhibit M. Hurst will execute and deliver a Personal Guarantee in the form of Exhibit N.

                (i) VOTING AGREEMENT. The Voting Agreement in the form attached hereto as Exhibit E shall have been executed.

                (j) RELEASE AND SETTLEMENT AGREEMENT. The parties shall have executed the Release and Settlement Agreement in the form attached hereto as Exhibit O.

                (k) RECORDS. The Seller will deliver to the Buyer all accounting records, customer lists, contracts, orders, and other documents relating to the Antigen Division, provided that the Buyer will, however, permit reasonable access to such documents, including copying thereof, for the purpose of permitting the Seller to complete tax returns and conduct other necessary post-closing business.

                (l) ASSIGNMENTS OF CONTRACTS. Seller will execute appropriate assignments to Buyer of all material contracts relating to the Antigen Division, including assignment of the confidentiality and employment agreements of employees, all of which assignments will be in form and substance satisfactory to Buyer and which will be accompanied, if necessary in the judgment of legal counsel for Buyer, with any acknowledgement or consent required by any other party to such contracts.

                (m) INSURANCE POLICIES. The Seller will cause to be transferred to the Buyer all of the Seller's insurance policies, as described on
Schedule 9(j), including all deposits and credits associated therewith.

                (n) OTHER ACTS. The parties will execute any other documents reasonably required to carry out the intent of this Agreement, including specific transfer documents to be executed by the Seller with respect to any of the Assets which require separate documents of transfer.

                (o) RESIGNATION OF HURST. Hurst agrees to execute a resignation mutually acceptable to the parties.

        8. REPRESENTATIONS AND WARRANTIES BY SELLER. The Seller represents and warrants to the Buyer as follows:

                (a) CORPORATE STATUS. The Seller is duly incorporated and in good standing under the laws of the state of Nevada.

                (b) CORPORATE ACTIONS. All actions required of Seller hereunder, including the execution of this Agreement and consummation of all transactions provided for herein, have

                                       3
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been duly authorized by appropriate actions of its shareholders and directors, and all such agreements and instruments executed pursuant thereto will be valid and enforceable against the Seller in accordance with the terms hereof.

        9. REPRESENTATIONS AND WARRANTIES BY SELLER, VAN HORN AND MUSICK. To the best of their knowledge, the Seller, Van Horn, and Musick represent and warrant to the Buyer as follows (the Seller's best knowledge for the purpose of Section 9 is the best knowledge of Van Horn and Musick):

                (a) FINANCIAL STATEMENTS. The financial statements of the Seller as of the end of its most recently completed fiscal year attached hereto as Schedule 9(a) (the "Audited Statements") have been prepared in accordance with generally accepted accounting principles consistently applied and are true and correct in all material respects as of the dates thereof. The Audited Statements are collectively referred to as the "Seller's Financial Statements." There has not been and will be no material adverse change in the Seller's financial condition or its business or operations from the date of April 30, 2000 through the date of Closing, except those incurred in the ordinary course of business.

                (b) ACCOUNTS RECEIVABLE AND LIABILITIES. The accounts receivable shown on the Seller's Financial Statements and all other accounts receivable arising from and after the date of the Financial Statements have arisen in the ordinary course of Seller's business. The amounts of such accounts receivable, as of the dates on Seller's Financial Statements, are substantially true and correct. All liabilities have arisen or will arise in the ordinary course of the Antigen Division, and all of such liabilities can be satisfied by payment in full of the amounts thereof in a manner and on a schedule consistent with Seller's past practices as previously disclosed to Buyer. Seller agrees not to interfere in the Buyer's collection of the accounts receivable.

                (c) INVENTORY. All of the inventory of the Seller shown on the Seller's Financial Statements as of the dates thereof was in the possession of Seller and has been valued and will be valued at the lower of cost or fair market value.

                (d) ASSETS. The Assets constitute all of the property, including for example, intangible technology and know-how, which are now used in the Antigen Division. The Assets are adequate and appropriate for the conduct of the Antigen Division as now conducted. The Seller has good and merchantable title to all the Assets, subject only to liens and encumbrances shown in
Schedule 9(e), all of which are to be assumed and paid when and as due by the Buyer. All Assets are sold "as is" after due inspection and examination by the Buyer, and the warranties made in this Agreement are in lieu of all other warranties, including any warranty implied by law, all of which are expressly excluded.

                (e) SPECIFIC LIABILITIES. The Specific Liabilities include only the liabilities shown in Exhibit D. Seller has not incurred any liability other than the Assumed Liabilities and the Excluded Liabilities.

                                       4
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                (f)     ABSENCE OF CHANGE. There has been and will be no
material adverse change in the nature of the Seller's operations or the value of the Assets from and after the date of the Interim Financial Statements through August 7, 2000.

                (g) ABSENCE OF LIENS. The Assets will be transferred free and clear of any lien or claim of any nature including liens for taxes, except for (i) sales or use taxes arising from the sale hereunder, which the Buyer agrees to pay and (ii) the Assumed Liabilities.

                (h) MATERIAL AGREEMENTS. Schedule 9(h) is a true and correct list of all material contracts, leases, and other agreements to which the Seller is a party, all of which will be assigned at Closing to Buyer. The Seller is not in violation of any such agreement, nor will the execution and consummation of this Agreement, including the assignment of the agreements listed in Schedule 9(h) to the Buyer, cause any breach of any contract or acceleration or material change in any obligation of the Seller which will affect the Antigen Division or the Assets except with respect to the Specific Liabilities.

                (i) LITIGATION. The Seller is not a party to any litigation, nor to the best knowledge of Seller, is any litigation threatened or pending, except as shown in Schedule 9(i) attached hereto. The Seller is not aware of any set of facts or circumstances which would give rise to any claim materially affecting the Antigen Division or the authority of the Buyer to consummate the transactions provided for herein.

                (j) INSURANCE. The Seller has maintained full and adequate insurance with respect to the operation of the Antigen Division. All of the Seller's insurance policies, including the name of the carrier and the amount of coverage, are accurately and completely shown on Schedule 9(j) attached hereto. All such insurance will remain in effect through August 15, 2000, and all of such insurance may be assumed by the Buyer at the election of the Buyer.

                (k) EMPLOYEES. Schedule 9(k) attached hereto sets forth a complete list of the employees of the Seller, the rate of compensation of each, and all benefits applicable to each such employee. The Seller has previously delivered to the Buyer a copy of the Seller's standard employee manual, setting forth other employee policies, all of which remain in effect without change or addition and will continue to remain in effect through Closing. The Seller has no agreements with any employee or any other obligation to any employee except as set forth in Schedule 9(k). The Seller is not subject to any pending or threatened labor disputes. None of the Seller's employees are represented by a labor union or other collective bargaining unit, nor is the Seller aware of any effort to organize the employees of the Seller.

                (l) TAXES. The Seller has timely and correctly prepared and filed all tax returns, including federal and state income tax returns and sales tax returns, and the Seller has paid all taxes due pursuant to such tax returns as well as any other taxes, including real and personal property taxes for which the Seller is liable, except for certain property taxes which are accrued but not yet due, as shown in detail on Schedule 9(l) attached hereto. The Seller has not filed for and is not now subject to any extension of time with respect to the filing of any tax return. The Seller has provided to the Buyer true and correct copies of all federal and state income tax returns filed by the Seller for the past three fiscal years. The Seller is not aware of any actual or threatened tax audit nor of any set of facts which would give rise to any tax audit.

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The financial statements reflect an adequate reserve, as of the date thereof, for income taxes now due for the present tax year. The Seller maintains all required payroll tax accounts, and the Seller has timely deposited all employee and employer withholding taxes into such trust accounts.

                (m) COMPLETE DISCLOSURE. This Agreement and the exhibits and schedules thereto do not contain any untrue statement of a material fact by the Seller; this Agreement and such related agreements and instruments do not omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they are made, not misleading.

        10. REPRESENTATIONS AND WARRANTIES BY THE BUYER AND HURST. The Buyer and Hurst represent and warrant as follows:

                (a) CORPORATE STATUS. The Buyer is a corporation duly incorporated and existing in good standing under the laws of the state of Colorado.

                (b) CORPORATE ACTIONS. All transactions provided for herein and all obligations of the Buyer related hereto have been duly authorized by all requisite corporate action, and all agreements entered into, including the execution and consummation of this Agreement and all exhibits hereto, will be valid and fully enforceable against the Buyer in accordance with the terms thereof.

                (c) NO CONFLICTING AGREEMENTS. The Buyer is not a party to any contract, agreement, or other obligation which is in default or which will become in default or subject to any acceleration or penalty by reason of the execution and consummation of this Agreement.

                (d) LITIGATION. The Buyer is not subject to any litigation or other claim, including any governmental investigation, actual, pending, or threatened, to the best of their respective knowledge.

                (e) COMPLETE DISCLOSURE. This Agreement and the exhibits and schedules thereto do not contain any untrue statement of a material fact by the Buyer; this Agreement and such related agreements and instruments do not omit to state any material fact necessary in order to make the statements made herein or therein by the Buyer, in light of the circumstances under which they are made, not misleading.

        11. INDEMNIFICATION. The parties hereto agree to indemnify one another as follows:

                (a) INDEMNIFICATION FOR CLAIMS. As used herein, the term "Claims" refers to any losses, damages, liabilities, or claims including costs or expenses (including but not limited to attorneys' fees and other expenses of investigation in defense of any such claims) which arise as a result of any breach or violation of the covenants, agreements, warrants, or representations contained in this Agreement or to which Roger Hurst is subject as a result of his service as an officer and director of Seller to the extent permitted by law. Any party who must indemnify for a Claim shall be referred to as an "Indemnifying Party" and any party who has suffered or is threatened with suffering losses in connection with such a Claim shall be referred to as an "Indemnified Party." The Indemnifying Party will be obligated to indemnify the

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Indemnified party with respect to any Claim occasioned by a breach or violation of this Agreement or any ancillary agreement on the part of the Indemnifying Party.

                (b)     PROCEDURES.

                        (i) Promptly after an Indemnified Party has received notice of or has knowledge of any claim by a person not a party to this Agreement (a "Third Person") or the commencement of any action or proceeding by a Third Person, the Indemnified Party shall, as a condition precedent to a claim with respect thereto being made against an Indemnifying Party, give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding (the "Notice of Claim"). The Notice of Claim shall state the nature and the basis of such claim and a reasonable estimate of the amount thereof.

                        (ii) The Indemnifying Party shall have right to defend and settle, at its own expense and by its own counsel, any such matter so long as the Indemnifying Party pursues the same in good faith and diligently. If the Indemnifying Party undertakes to defend or settle, it shall notify the Indemnified Party of its intention to do so within seven (7) calendar days of receiving the Notice of Claim, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in any matter through counsel of its own choosing at its own expense; provided that the Indemnifying Party's counsel shall always be lead counsel and shall determine all litigation and settlement steps, strategy and the like. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except as provided below and except to the extent such participation is requested by the Indemnifying Party, in which event the Indemnified Party shall be reimbursed by the Indemnifying Party for reasonable additional legal expenses, out-of-pocket expenses.

                        (iii) The Indemnifying Party shall not, in the defense of such asserted liability, consent to the entry of any judgment or award, or enter into any settlement, except in either event with the prior consent of the Indemnified Party, which shall not be unreasonably withheld or delayed. If the Indemnifying Party desires to accept a final and complete settlement of any such Third Person claim in which no admission of material wrongdoing is required of the Indemnified Party and the Indemnified Party refuses to consent to such settlement, then the Indemnifying Party's liability under this Section 11 with respect to such Third Person claim shall be limited to the amount so offered in settlement by said Third Person, and the Indemnified Party shall reimburse the Indemnifying Party for any additional costs of defense which it subsequently incurs with respect to such claim. If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party shall reimburse the Indemnified Party for the amount

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paid in such settlement and any other liabilities or expenses incurred by the
Indemnified Party in connection therewith.

                (c) LIMITATION ON INDEMNIFICATION. No claim for indemnification shall be made hereunder until the aggregate amount of actual or probable losses of any Indemnified Party subject to indemnification from the Indemnifying Party equals or exceeds the sum of $25,000. Nonetheless, an Indemnified Party may provide an Indemnifying Party with notice of Claims of less than $25,000 as provided for in Section 11(a) and may permit the Indemnifying Party to defend, settle, or otherwise resolve such claims in order to avoid having the aggregate amount for which such Indemnifying Party may be liable exceed $25,000.

        12. LEASE. The Antigen Division is presently conducted on the premises subject to a lease with First Industrial LP (the "Lease"). The Lease shall be assigned to, and assumed by, the Buyer.

        13. CONDITIONS TO CLOSING. The obligations of the parties to close the transactions provided for herein are subject to the following conditions as well as to any other conditions express or implied in this Agreement:

                (a) SELLER'S CONDITIONS. The obligations of the Seller are subject to the following conditions:

                        (i) COMPLIANCE WITH AGREEMENT. All representations, warranties, covenants, and other agreements contained herein on the part of the Buyer will be true and correct at the time of Closing.

                        (ii) CORPORATE ACTION. The sale will have been approved by all requisite corporate action by the Seller.

                        (iii) LEGAL OPINION. The Seller will have received a favorable opinion of Buyer's legal counsel in the form required by Section 7(b).

                (b) BUYER'S CONDITIONS. The obligations of the Buyer to complete the transactions provided for herein are subject to the following conditions:

                        (i) COMPLIANCE WITH AGREEMENT. All representations, warranties, covenants and other agreements contained herein on the part of the Seller will be true and correct at closing.

                        (ii) NO LEGAL ACTION. No investigation or action by any governmental regulatory agency having jurisdiction over the Seller or the Assets will have been commenced which will interfere with or jeopardize the ability of the Buyer to acquire the Assets and continue conducting the Antigen Division.

                        (iii) LEGAL OPINION. The Buyer will have received a favorable opinion of Seller's legal counsel in the form required by Section 7(c).

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                        (iv)    CASHLESS EXERCISE. The Seller shall amend the
1992 Stock Option Plan to permit a cashless exercise.

        14.     TERMINATION.

                (a) RIGHT TO TERMINATE. This Agreement may be terminated at any time by mutual agreement of the parties or it may be terminated by the party in whose favor a condition runs upon a failure of such condition as set forth in
Section 13 to be satisfied in full.

                (b) RIGHTS ON TERMINATION. If this Agreement terminates pursuant to Section 14(a) for any reason other than a willful failure to satisfy the conditions set forth in Section 13, this Agreement will terminate without liability to either party and each party will, upon such termination, be responsible for its own expenses incurred in connection herewith.

        15. FINDER'S FEES. Each of the parties represents and warrants to each of the other parties that it has not incurred any obligation for any sales commission, brokerage fee, finder's fee, or other similar obligation in connection with the transactions provided for herein.

        16. ASSIGNMENTS AND ASSUMPTIONS. Seller and Buyer shall cooperate to obtain the assignment and assumption agreement of the material agreements listed in Schedule 9(h) and the Specific Liabilities.

        17.     MISCELLANEOUS.

                (a) SURVIVAL OF AGREEMENT. This Agreement and all terms, warranties, and provisions hereof will be true and correct as of the time of closing and will survive the closing. All representations and warranties and other obligations of the parties hereunder will continue in effect for a period of two (2) years.

                (b) NOTICES. All notices required or permitted hereunder or under any related agreement or instrument will be deemed delivered when delivered personally or mailed, by certified mail, return receipt requested, or registered mail, to the parties at the following addresses or to such addresses as the respective parties may in writing hereafter direct:

                        (i)     To Seller:

                                8100 Southpark Way, B-1
                                Littleton, CO 80120

                                with a copy to:

                                Overton Babiarz & Associates, PC
                                7720 E. Belleview Avenue, Suite 200
                                Englewood, CO 80111
                                Attention: David J. Babiarz, Esq.

                        (ii)    To Buyer:

                                8100 Southpark Way, B-1
                                Littleton, CO 80120

                                with a copy to:

                                Krendl Krendl Sachnoff & Way
                                370 Seventeenth Street, Suite 5350
                                Denver, CO 80202
                                Attention: Cathy S. Krendl, Esq.

                (c) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon the parties hereto and their respective successors, personal representatives, heirs and assigns; however, no party hereto will have any right to assign any of its obligations pursuant to this Agreement except with the prior written consent of all of the other parties.

                (d) MERGER. This Agreement and the Exhibits and other documents related hereto set forth the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except in writing subscribed to by all of such parties.

                (e) GOVERNING LAW. This Agreement is entered into in the city and county of Denver, state of Colorado, it will be performed in part within the city and county of Denver, and it will be governed in all respects by the laws of Colorado.

                (f) MODIFICATION OR SEVERANCE. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision will be severed or modified to the extent necessary to render it enforceable, and as so severed or modified, this Agreement will continue in full force and effect.


        Dated the day and year first above set forth.


VITRO DIAGNOSTICS, INC.                            ASPENBIO, INC.


By:                                                By:
   -----------------------------------------          ---------------------------------
    James R. Musick, Vice President                    Roger D. Hurst, President



   -----------------------------------------          ---------------------------------
               James R. Musick                                 Roger D. Hurst



   -----------------------------------------
               Erik D. Van Horn

           VITRO DIAGNOSTICS/ASPEN BIO LIST OF EXHIBITS AND SCHEDULES

                                    EXHIBITS

A.      Excluded Assets

B.      Assets and Allocation of Price

C.      Excluded Liabilities

D.      Specific Liabilities

E.      Voting Agreement

F.      Buyer's Legal Opinion Letter

G.      Seller's Legal Opinion Letter

H.      Fairness Determination

I.      Assignment and Bill of Sale

J.      Assignment and Assumption of Lease Agreement

K.      Intellectual Property Assignment Agreement

L.      Assumption Agreement

M.      Promissory Note

N.      Personal Guarantee

O.      Release and Settlement Agreement


                                    SCHEDULES

9(a) Audited Statements

9(a)(i) Interim Financial Statements

9(e) List of Liens

9(h) List of Material Contracts

9(i) Litigation

9(j) List of Insurance Policies

9(k) Employees and Benefits